EXHIBIT 21 TO FORM 10-KSB



  Subsidiary                                                  Jurisdiction
  ----------                                                  ------------

  Four Oaks Bank & Trust Company                              North Carolina

  Four Oaks Mortgage Services, L.L.C.                         North Carolina

  Four Oaks Mortgage Company, L.P.                            Texas